FGT1 P-1

SUPPLEMENT DATED JULY 25, 2008

TO THE PROSPECTUS

DATED DECEMBER 1, 2007
Fiduciary Large Capitalization Growth and Income Fund
Fiduciary Small Capitalization Equity Fund
Series of Franklin Global Trust

Effective September 30, 2008, Fiduciary Large Capitalization Growth and Income Fund will change its name to "Franklin Large Cap Equity Fund." In connection with this name change effective as of that date, the prospectus will be amended as follows:

I. All references to "Fiduciary Large Capitalization Growth and Income Fund" are changed to "Franklin Large Cap Equity Fund."

II. The first paragraph under "Main Investment Strategy" in the "Goal and Strategy Section" of the Fund, on page 2, is replaced with the following:

"Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of large capitalization companies. Shareholders will be given at least 60 days' notice of any change to this 80% policy."

Please keep this supplement for future reference.